Exhibit 32.1


Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002


  In connection with the Quarterly Report of Buckeye Partners, L.P. (the "Partnership") on Form 10-Q for the three-month period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Shea, Jr., Chief Executive Officer of the Partnership's General Partner, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.





Date: April 30, 2004                   WILLIAM H. SHEA, JR.
                                       --------------------

                                       William H. Shea, Jr.
                                        President and Chief Executive Officer
                                        Buckeye Pipe Line Company
                                        as General Partner of
                                        Buckeye Partners, L.P.